CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Accounts receivable, allowance for doubtful accounts	$ 265,000	$ 400,000
Stockholders' equity:
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock,, Shares authorized (in shares)	35,000,000	35,000,000
Common Stock,, Shares issued (in shares)	2,843,749	2,843,749
Common Stock,, shares Outstanding ( in shares)	2,238,157	2,238,157